Exhibit 10.10

THIRD AMENDMENT TO

GROUND LEASE

THIS THIRD AMENDMENT TO GROUND LEASE (this “Third Amendment”) is made effective as of May 31, 2005 by and between UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD., a Florida limited partnership, as successor in interest to both UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and UNIVERSAL CITY FLORIDA PARTNERS, a Florida general partnership (hereinafter referred to as “Landlord”), and UCF HOTEL VENTURE, a Florida general partnership (hereinafter referred to as “Tenant”).

WHEREAS, Landlord has leased to Tenant, and Tenant has leased from Landlord, the Sites pursuant to that certain Ground Lease dated as of June 12, 1998, which was amended by that certain First Amendment to Ground Lease dated June 12, 1998 (the “First Amendment”), and which was further amended by that certain Second Amendment to Ground Lease dated February 20, 2001 (collectively, the “Lease”), for the purpose set forth therein; and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease.

NOW, THEREFORE, for and in consideration of the facts referenced in the foregoing recitals, the agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto hereby agree as follows:

1. Incorporation of Recitals. The above recitals are true and correct and are incorporated herein as if set forth in full.

2. General Provisions. All defined terms in this Third Amendment shall have the same meaning as in the Lease, except as otherwise noted. Except as amended and modified by this Third Amendment, all of the terms, covenants, conditions and agreements of the Lease shall remain in full force and effect. In the event of any conflict between the provisions of the Lease and the provisions of this Third Amendment, this Third Amendment shall control.

3. Counterparts. This Third Amendment may be executed in several counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same agreement. Any facsimile signature hereto shall be deemed for all purposes an original. The signature of any party to any counterpart may be appended to any other counterpart.

4. Rent. Section 4.1 of the Lease shall be amended as follows:

a.	Section 4.1(b) is hereby deleted in its entirety and replaced with the following language:

“(b) If an Affiliate of Landlord owns, directly or indirectly, an equity interest in Tenant, Tenant shall pay to Landlord the Base Rent and Additional Rent out of Income After Debt Service (as defined in Section 1.1 of Schedule A attached hereto and made a part hereof (“Schedule A”)), to the extent of Available Cash (as defined in Section 1.1 of Schedule A), in accordance with the priority of distribution set forth in Section 18.4 of Schedule A for the applicable Fiscal Year (as defined in Section 38 of Schedule A). If an Affiliate of Landlord does not own, directly or indirectly, any equity interest in Tenant, Tenant shall pay to Landlord the Base Rent and Additional Rent out of Income After Debt Service to the extent of Available Cash in accordance with the priority of distribution set forth in Section 18.4 of Schedule A for the applicable Fiscal Year, provided that, if the total amount of all financing of the Project exceeds the Base Principal Amount (as defined in Section 18.4(f) of Schedule A), Additional Rent shall be payable pursuant to Section 18.4(f) of Schedule A regardless of whether such total amount of all financing of the Project exceeds the maximum amount of a Refinancing (as defined in Section 18.4(f) of Schedule A). To the extent that there is insufficient Income After Debt Service to pay to Landlord all or any portion of Base Rent or Additional Rent for a Fiscal Year pursuant to this Section (b), such Base Rent or Additional Rent or portion thereof shall not be deemed earned or payable with respect to such Fiscal Year, and shall not be carried forward to any subsequent Fiscal Year.”

b.	Section 4.1(c) and Schedule 4.1 are hereby deleted in their entirety and references to Schedule 4.1 in this Lease as amended by this Third Amendment shall be replaced by references to Section 4.1(b) as amended by Subsection 4(a) of this Third Amendment above.

c.	The following is added as a new Section 4.1(c): “Notwithstanding anything in Section 4.1(b) to the contrary, but subject to Section 4.1(d) as provided in the First Amendment, in no event shall Base Rent or Additional Rent be paid prior to the payment of Debt Service. Debt Service shall include Debt Service on any Permitted Leasehold Mortgage and any Permitted Mezzanine Financing.”

5. Definitions and References.

a.	Section 1.2 of the Ground Lease is amended in its entirety to read as follows:

“Section 1.2. Partnership Agreement Definitions and References. Any Term that is defined by reference to a definition in the Partnership Agreement or any cross-reference to a provision in the Partnership Agreement shall be and is hereby deemed to be a reference to the definition or provision as set forth in Schedule A attached to that certain Third Amendment to Ground Lease between Tenant and Landlord dated May 31, 2005 (“Third Amendment”) and incorporated herein by this reference. Any Term that is defined in Schedule A or in this Lease by reference to the Management Agreement or any cross-reference to a provision of the Management Agreement in Schedule A or in this Lease shall be and is hereby deemed to be a reference to the definition or provisions as set forth in Schedule B attached to the Third Amendment and incorporated herein by this reference.”

b.	Schedule A and Schedule B are attached to this Third Amendment and incorporated herein by this reference.

6. Modifications to First Amendment. Landlord and Tenant agree to modify the First Amendment as follows:

(a)	The definition of Landlord (contained in sections (a) and (b) of the first paragraph) and Tenant (contained in section (c) of the first paragraph) are deleted in their entirety and replaced with the following:

“(A) Universal City Development Partners, Ltd., a Florida limited partnership as successor by merger to Universal City Development Partners, a Florida general partnership and Universal City Florida Partners, a Florida general partnership (the “Landlord”); and

(B) UCF Hotel Venture, a Florida general partnership (the “Tenant”).”

(b)	The second “Whereas” clause is deleted in its entirety and replaced with the following:

“WHEREAS, the Tenant is the borrower under that certain Loan Agreement and Security Agreement, dated as of June 2, 2005 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) with German American Capital Corporation as lender on behalf of the holder of the notes (together with its successors and/or assigns, as the “Lender”).”

(c)	The third “Whereas” clause is deleted in its entirety.

(d)	All references to the “Third Hotel” are hereby deleted and substituted therefore is the term “Royal Pacific Resort.”

(e)	Delete all references to the term “Administrative Agent” and replace them with the term “Lender.”

(f)	Item 3 is deleted in its entirety.

(g)	Item 8 is amended to change the last word of the added Paragraph from “Mortgagee” to “Mortgage.”

(h)	Item 9 which amended and restated Section 13.6 of the Lease is amended to delete reference to “Chase Manhattan Bank (as administrative agent)”, and replace it with “Lender”.

(i)	Item 10 is amended so that as amended it shall read as follows:

“Section 13.7 Subordinate Mortgage of Fee. While the Permitted Leasehold Mortgage is outstanding, Landlord shall not mortgage or encumber the fee interest in the Sites, unless (i) the mortgage or encumbrance of Landlord’s fee interest in the Sites (a “Fee Mortgage”) is expressly made subject to the Lease and all rights of Tenant and any Permitted Leasehold Mortgage under the Lease, (ii) any foreclosure or exercise of remedies under such Fee Mortgage shall not affect, impair or terminate the Lease or the rights and interests of Tenant or any Permitted Leasehold Mortgagee, (iii) all Fee Mortgages shall automatically terminate upon such time as Tenant acquires a fee interest in the Site, and (iv) the holder of each Fee Mortgage shall be required to deliver a recognition agreement acceptable to Lender providing that, among other things, upon any foreclosure by such mortgagee, or deed-in-lieu thereof, the rights and privileges of Tenant under the Lease and the rights and privileges of Lender under the Permitted Leasehold Mortgage shall not be disturbed, diminished or interfered with by such mortgagee or any party claiming by, through, or under such mortgagee.

(j)	Item 11 which created Article XIX of the Lease is amended as follows:

(i) delete Subsection 19.1(a) in its entirety and replace it with the following:

“Section 19.1 Severance of Ground Lease. (a) Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that upon written notice from the Permitted Leasehold Mortgagee, the Ground Lease shall be severed into four separate ground leases in accordance with the provisions of this Section 19.1 within six months after the earlier of the Foreclosure Date or the Defeasance Date (as defined in the Loan Agreement) (the “Trigger Date”).

(ii) in Subsection 19.1(b), delete the term “South Seas” in all places and substitute therefore the term “Royal Pacific Resort.”

(iii) Delete Subsection 19.2 in its entirety.

(iv) in Subsection 19.3, delete the words “Subparagraph 8.01(a) or 8.01(b)” and substitute therefore “Section 17.”

(k)	Item 13 is hereby deleted in its entirety and substituted therefore is the following:

“Notwithstanding anything contained herein but subject to the following sentence, this First Amendment shall terminate upon payment in full of the Obligations (as defined in the Mortgage) and the parties shall execute a document confirming such termination. Items 2, 8, 9, 10 and 11 of this First Amendment shall continue in effect following payment in full of the Obligations, provided that the term “increases” in clause (b) of the definition of Permitted Leasehold Mortgage in Item 2 of this First Amendment shall be deleted and substituted therefore is “protective advances”.”

(l)	Except as modified herein, Landlord and Tenant agree that the First Amendment remains in full force and effect.

7. Memorandum of Third Amendment. The parties agree not to record this Third Amendment, but have agreed to record a Memorandum of Third Amendment to Ground Lease.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the date first above stated.

“LANDLORD”

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

WITNESSES:	“LANDLORD”

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

	By:		Universal City Florida Holding Co. I General Partner

		By:	Universal City Property Management II, LLC, General Partner

1. /s/		By:	/s/ Peter C. Giacalone
Name:		Its:	Vice President

2. /s/
Name:

WITNESSES:	“TENANT”

1. /s/ Name:	UCF HOTEL VENTURE, a Florida general partnership

2. /s/ Name:	By:	Loews Orlando Hotel Partner, Inc., its general partner

		By:	/s/ Vincent F. Dunleavy
		Name:	Vincent F. Dunleavy
		Title:	Executive Vice President

[Signatures of Tenant continue on next page]

THIRD AMENDMENT TO GROUND LEASE

WITNESSES:

1. /s/ Name:	By:	Universal Rank Hotel Partners a Florida general partnership, its general partner

2. /s/ Name:		By:	Universal Studios Hotel LLC, a Delaware limited liability company, its general partner

			By:	/s/ Thomas L. Williams
			Name:	Thomas L. Williams
			Title:	President

[Signatures of Tenant continue on next page]

WITNESSES:

1. /s/ Name:	By:	Universal Rank Hotel Partners a Florida general partnership, its general partner

2. /s/ Name:		By:	Rank Hotels Orlando, Inc., a Delaware corporation, its general partner

			By:	/s/ Michael Salter
			Name:	Michael Salter
			Title:	Treasurer

SCHEDULE A

[Partnership Agreement, together with First Amendment to Partnership Agreement and Second Amendment to Partnership Agreement]

THIRD AMENDMENT TO GROUND LEASE